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                      THE SECURITIES EXCHANGE ACT OF 1934

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                            POOL ENERGY SERVICES CO.
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               (Name of Registrant as Specified in Its Charter)

                            POOL ENERGY SERVICES CO.
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Contact:  Ruth Pachman/Kimberly Kriger
          Kekst and Company
          212-521-4800

          David Oatman
          Pool Energy Services
          713-954-3316

                                                      For Immediate Release

          POOL ENERGY COMMENCES MERGER DISCUSSIONS WITH NABORS

          HOUSTON, January 4, 1999 - Pool Energy Services Co. (NASDAQ: PESC) announced today that it has commenced merger discussions with Nabors Industries, Inc. (AMEX: NBR).

          Pool stated that it did not anticipate making any additional comments with respect to the discussions until a definitive agreement is signed or the discussions are terminated. There is no assurance that a definitive merger agreement with Nabors will be concluded.

          Pool Energy Services Co. headquartered in Houston, is a diversified energy services company principally engaged in providing well-servicing, workover and drilling services and related transportation services on land and offshore in the U.S. and selected international markets.